Exhibit 10.19.4





                                    AMENDMENT
                                     to the
                                ALBERTSON'S, INC.
                      EXECUTIVE DEFERRED COMPENSATION TRUST

     This Amendment is made by Albertson's, Inc., a Delaware Corporation (the "Corporation" or the "Employer").

                                    RECITALS:

     A.  The  Corporation  has  established  the  Albertson's,  Inc.   Executive
Deferred Compensation Trust, pursuant to a Trust Agreement effective February 1, 1989 (the "Trust Agreement");

     B. The Corporation, pursuant to Section 6.01 of the Trust Agreement, retains the right to amend the Trust Agreement with the express written consent of the Majority Participants on the date of such amendment;

     C. The Corporation hereby certifies that such express written consent of the Majority Participants to the amendments set forth herein has been obtained;

     D. Management Compensation Group, Northwest, LLC, a Delaware limited liability company and the Recordkeeper as that term is defined in the Trust Agreement has certified that the amount or time for payment of any benefit under the Trust Agreement to any Participant or beneficiary of a deceased Participant will not be reduced or adversely affected by the amendments set forth herein; and

     E. The Corporation has determined that it is advisable to amend the Trust Agreement in the manner hereinafter set forth.

                                    AMENDMENT

     The Trust Agreement is hereby amended as follows:

1. The definition of the term "Change in Control" contained in Article I of the Trust Agreement is hereby amended

     (i) by replacing the date "February 1, 1989" with the date "March 15, 2000" and by replacing the date "February 2, 1989" with the date "March 16, 2000,"

     (ii) by adding at the end thereof the following sentence:

          "Notwithstanding the foregoing, the occurrence of any of the foregoing events or transactions shall not be deemed to be a Change in Control, if prior to consummation of such event or transaction the Board of Directors adopts by vote of a majority of the directors then in office (including a majority of the Continuing Directors with respect to such event or transaction) a resolution to the effect that a Change in Control for the purpose of this Trust shall not be deemed to have occurred upon consummation of such event or transaction."

     Notwithstanding the foregoing, for purposes of the Albertson's, Inc. Senior Executive Deferred Compensation Plan and the Albertson's, Inc. Executive Deferred Compensation Plan, each originally adopted on December 5, 1983
     (collectively the "Plans"), the amendments in this paragraph 1 to the definition of "Change in Control" shall not apply. The definition of "Change in Control" in the Trust Agreement in effect immediately before this Amendment, which definition is incorporated by reference into the Plans, shall continue to apply to the Plans.

2. Article I of the Trust Agreement is amended by adding thereto immediately after the definition of the term "Code" the following language:

          "Continuing Director" shall mean, with respect to a particular event, transaction or circumstance, a person who was a member of the Board of Directors on March 15, 2000, and any successor to such member who was recommended to succeed such member by a majority of the directors then in office who either were members of the Board of Directors on

          March 15, 2000, or whose succession was previously so recommended, provided that no person shall be deemed to be a Continuing Director with respect to a particular event, transaction or circumstance if such person is an "affiliate" or "associate" (as such terms are defined in the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of any person (other than the Employer) who engaged in such event, transaction or circumstance.

3.   The  definition  of the term  "Potential  Change in  Control"  set forth in
     Article I of the Trust Agreement shall be amended

     (i) by replacing the date "February 1, 1989" with the date "March 15, 2000" and by replacing the date "February 2, 1989" with the date "March 16, 2000,"

     (ii) by deleting in its entirety clause (c) of such definition and inserting in its place the following language:

          "(c) filing or the requirement for filing with the Securities and Exchange Commission by any "person" or "group" (as those terms are used in Section 13(d) of the Exchange Act) of (i) an initial Schedule 13G reflecting ownership of 10% or more of any class of Voting Securities outstanding on the date of such filing, (ii) an initial
          Schedule 13D, (iii) any amendment to a Schedule 13D reflecting an increase in ownership of any class of Voting Securities equal to or greater than 1% of the amount of such class of Voting Securities outstanding on the date of such filing or (iv) any amendment to a
          Schedule 13G reflecting ownership of 10% or more of any class of Voting Securities outstanding on the date of such filing and an increase in ownership of such class of Voting Securities equal to or greater than 2% of the amount of such class of Voting Securities outstanding on the date of such filing,"

     and

     (iii) by deleting from such definition the words "the Board of Directors adopts a resolution to the effect that a Potential Change in Control for the purposes of this Trust shall not be deemed to have occurred (but only if at least a two-thirds majority of the members of the Board of Directors at the time of adoption of such resolution were members immediately prior to such event or circumstances)" and inserting in their place the following words:

          "the Board of Directors by vote of a majority of the directors then in office (including a majority of the Continuing Directors with respect to such event, transaction or circumstance) adopts a resolution to the effect that a Potential Change in Control for the purpose of this Trust shall not be deemed to have occurred as a result of such event, transaction or circumstance."

     Each of the foregoing amendments shall be deemed to be effective as of the date of the creation of the Trust, with the intention that (i) all such amendments shall relate back to such date and shall be retroactively effective,
(ii) the Trust Agreement shall be construed as if such amendments had been included in the document as originally executed and (iii) if, but only to the extent that, any amendment to the Trust Agreement heretofore effected (a "prior amendment") is inconsistent with the amendments set forth above, such prior amendment shall be ineffective and of no force or effect but shall otherwise be valid and of full force and effect.

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned and has been delivered by facsimile to the Trustee (as that term is defined in the Trust Agreement) of the Trust on this 31st day of March, 2000.



                                            ALBERTSON'S, INC.



                                            By: /s/  Thomas R. Saldin
                                                ------------------------
                                                Thomas R. Saldin
                                                Executive Vice President
                                                and General Counsel